UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management's Discussion and Analysis	8

Fund Overview	10

Expense Example	11

Schedule of Investments	12

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	22

Fund Information	23

Directors and Officers	24

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling shareholder services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

Dear Fellow Shareholder,

June 30 marked six months since our firm was entrusted with the management of Clipper Fund. During this time we completed the transition of the portfolio and paid out a special distribution of $4.50 per share or approximately 5% of NAV reflecting the capital gains realized during this time.

As in the past, Clipper will be managed as a concentrated fund, holding positions in 15-25 companies on average with each company held on its own specific merits rather than based on top-down or macroeconomic considerations. In evaluating an investment, we look for divergence between our assessment of a company’s intrinsic value and its current market price. Our family and employees have invested more than $50 million in Clipper Fund and intend to stay invested for as long as we have responsibility for the Fund’s management.

Investment Results

The investment results for this period as well as prior periods are summarized in the table below.

	Total Returns as of June 30, 2006[1]
	YTD	1 Year	3 Year	5 Year	10 Year	Since Inception February 29, 1984
Clipper Fund	1.33%	3.04%	6.62%	5.03%	11.62%	14.46%
S&P 500® Index	2.71%	8.63%	11.21%	2.49%	8.31%	12.65%

The figures in this piece represent past performance and are not a guarantee of future results. The investment return and principal value will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and currently may be lower or higher than the performance data quoted above. The Fund's total returns include reinvestment of dividend and capital gain distributions. Clipper Fund was managed from inception until January 1, 2006 by another Advisor. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

For the first six months of 2006, Clipper shares returned 1.33%, trailing the S&P 500® Index return of 2.71%. While we believe short-term results signify little, such a view always sounds more credible when short-term results are leading rather than trailing the benchmarks. Nevertheless, if we achieve our goal of generating satisfactory long-term results, there will also be times when our short-term results compare very favorably—and I assure that when those times come we will give the same disclaimer.

Looking more closely at our goal of achieving satisfactory long-term results, it is worth dwelling for a moment on what we mean by both “satisfactory” and “long term.”

Starting with the former, my partner Ken Charles Feinberg and I will deem our investment results to be satisfactory if Clipper’s returns, after all expenses, exceed the S&P 500® Index. Implicit in this objective is our expectation that the S&P 500® Index will produce positive absolute returns over the long term. As Warren Buffett, CEO of Berkshire Hathaway wrote in his 2001 annual report, “Some people disagree with our focus on relative figures, arguing that ‘you can’t eat relative performance.’ But if you expect . . . that

_________________________

 Returns are annualized for periods of more than one year.

Not a part of Semi-Annual report to Fund Shareholders

owning the S&P 500® Index will produce reasonable satisfactory results over time, it follows that, for long-term investors, gaining small advantages annually over that index must prove rewarding.” Although we have not and do not expect to outperform the S&P 500® Index every year, it remains our goal to outperform this index over time. As this index has outperformed the vast majority of mutual funds, it follows that, if we are successful in our goal, our results will also compare favorably to other funds over the long term.

That brings us to “long term.” We believe that investment results should be measured over a minimum of five years. While such a time horizon may sound vaguely geological in these days of hyperactive trading and shorter and shorter measurement periods (many hedge funds now report weekly volatility, for example), there are important reasons not to overweight shorter term results. For example, more than 90% of the top-quartile managers over the last 10 years spent at least three years of the 10 in the bottom half compared to their peers. Almost 70% spent a three-year period in the bottom quartile relative to peers. If investors use a three-year measurement period, they would have fired the vast majority of the top-quartile managers of the last decade!

A further rationale for a five-year period is that it corresponds with the time horizon we use in evaluating the companies that we hold in Clipper. The goal of fundamental research is to identify gaps between business values and market values. Such gaps often take years, rather than quarters, to close. In the meanwhile, economic and business fundamentals can be overwhelmed by changes in market psychology. As Benjamin Graham famously wrote in The Intelligent Investor, “In the short run the market is a voting machine, in the long run it is a weighing machine.”

Outlook

As the March 2000 market peak is now more than six years behind us, we may draw some inferences about the likely range of market returns for the 10-year period that began then and will end four years from now in 2010. The purpose of this discussion is not to predict the future but to help set realistic expectations. Chief among these expectations is that, while we see no reason why total returns for the S&P 500®, over the very long term, will not continue in their historic range of 7%-10% per year, returns for this decade are likely to be well below that.

This expectation does not reflect a deeply pessimistic view about where the market is headed, but rather a realistic view of where the market has been. More specifically, given that the market has lost roughly 1% per year since March 2000, it would have to return more than 20% per year between now and March 2010 to achieve a 10-year average return of 7%. Given some of the factors discussed below, this seems extremely improbable. In fact, even if the market earned a very satisfactory 10% per year between now and 2010, the 10-year return would be approximately 3% per year.

Bear in mind that at the end of that very same year (2010), the first baby boomers will turn 65 and face a retirement for which they have likely undersaved. Given that, it is worth imagining what the response will be if investors who have stayed in the market for a decade have earned a compounded return less than the money market rate before counting expenses, and even worse after expenses. My best guess is that stock investing will fall from favor and that magazines will be filled with stories about better alternatives.

_________________________

 Source: Davis Advisors. 116 managers from eVestment Alliance’s large cap universe whose 10-year average annualized performance ranked in the top quartile from January 1, 1996 – December 31, 2005.

Not a part of Semi-Annual report to Fund Shareholders

While such stories seem likely, they are not necessarily to be feared. In fact, the last time we ended a decade of terrible returns for stock investors, Business Week (August 13, 1979) ran a cover story declaring “The Death of Equities.” That article noted that stocks had averaged a “return of less than 3% throughout the decade,” that investors were “pouring money into . . . alternative equity investments” and “gobbling up hard assets.” The article concluded, “For better or worse . . . the U.S. economy probably has to regard the death of equities as a near-permanent condition.”

But, to paraphrase Mark Twain, rumors of the death of equities were greatly exaggerated. Instead of marking the end of equities, this famous article signaled the birth of a new bull market. Over the next 20 years through 1999, the S&P 500® compounded at 17% per year. Even including the bear market of the last five years, the S&P 500® has returned nearly 13% per year since its “obituary” was written, turning $1 invested in 1979 into almost $25 today.

Given this long record, why does 7%-10% seem more realistic than the 13% seen since 1979? First of all, by starting the clock in 1979, I have selected a relatively low point in the market. Had I gone back another 10 years and started in 1969, a relatively high point, returns from then until today have been only 10.4% per year.

Such an expectation also does not seem overly conservative when we consider that market returns can come from only two places: expansion of the price/earnings multiple (P/E) or growth in corporate profits.

To understand why it may be unrealistic to expect any expansion in the price/earnings multiple, it is useful to remember that the inverse of P/E is called an earnings yield. As calculated by Bloomberg, the S&P 500® currently has a P/E of 16.8 or an earnings yield of 6%. This compares to roughly a 5% yield for government bonds. While I am not an economist, inflationary pressures and budget and trade deficits make it unlikely that interest rates will be lower in the next 10 years on average than they were in the last. As these higher interest rates act like gravity, increasing the discount rate investors must apply to all future streams of cash flow, multiple expansion is an unlikely source of market returns for the foreseeable future.

Turning to corporate profits, the robust growth of earnings over the past several years has been driven by a dramatic increase in after-tax profit margins. According to Newsweek (June 5, 2006), profit margins now stand at “the highest level since the early 1950s.” While that may sound like good news, it isn’t, unless you are looking in the rearview mirror. Going forward, pressure on these margins seems inevitable as few companies have pricing power while almost all are experiencing cost pressures. Looking more closely at corporate income statements, most categories of expense are increasing, including raw material prices, employee health care costs, financing costs, compliance costs, such as those related to Sarbanes-Oxley requirements, and compensation, as a result of the long overdue expensing of stock options. Even depreciation expense has been understated in recent years due to huge asset write-offs and low capital spending. Further, although no one is yet discussing it, an increase in the corporate tax rate seems possible or even likely in a time of burgeoning deficits and corporate vilification.

Portfolio Review

While the outlook for profit growth at the average company may not be exciting, we do not need to own average companies in Clipper. In every economic environment, there are companies whose businesses are better positioned than average. For example, running down the list of expense “headwinds” mentioned above, not all companies are equally affected. In fact, some may even benefit from, or contribute to, the headwinds experienced by others. Consider, for instance that one of the reasons that many companies have

Not a part of Semi-Annual report to Fund Shareholders

so little pricing power is because of the strength of Wal-Mart and Costco, both of which we own. These retail juggernauts relentlessly pressure their suppliers on behalf of their customers.

Other expense headwinds create opportunities for specific businesses. For example, raw material price inflation should help our holdings in ConocoPhillips while having relatively little impact on companies for whom raw materials are only a minor consideration, such as Microsoft and AIG. Rising health care costs make the economies of scale at hospital operator HCA more valuable. Higher interest rates may create a headwind by driving up financing costs for leveraged companies; but higher rates lead to additional income for companies with large cash positions like Berkshire Hathaway.

The study of economic headwinds and tailwinds is an important consideration in evaluating an investment. Think of the tailwinds that have benefited all energy companies over the past five years. While some energy companies have done better than others, the rising tide has lifted all boats. In contrast, think of the headwinds that have plagued newspaper companies. Even the best-managed newspaper operations have not been able to offset the loss of readers and advertisers to the Internet.

Although it is important to determine whether a company is fighting an economic headwind or benefiting from an economic tailwind, it is not enough. Investors must evaluate two additional factors. First, how much are the headwinds or tailwinds already reflected in the company’s stock price? Second, what is the probability that management will prove more or less successful in responding to these conditions? The market and our portfolio include a number of investments that have generated good returns despite headwinds or languished despite tailwinds.

The most dramatic example of the former is Altria. Few companies could participate in a more challenged industry than this tobacco giant. But because the risks facing the company were headline news, many of the worst-case scenarios were already reflected in the share price. Further, because management recognized these challenges early, reacted intelligently, and allocated capital with discipline, the company was able to grow earnings per share despite the headwinds. The combination of higher earnings and an improved investor perception has created enormous value for shareholders over many years.

Such an example is a useful reminder of the importance of management and execution. While modern portfolio theory dictates that sector allocation is paramount, our experience is full of examples of companies in the same sector that produced completely different results. In 1980, an investor could have bought shares in either Golden West Financial or any of a number of other savings and loan associations that sold roughly the same commodity-like product (mortgages) through roughly the same means of distribution. And yet, 25 years later, few of the others are still in business (some went bankrupt, most sold out) while Golden West has risen a staggering 13,000% or 21% per year! The fundamental difference was management, culture and execution.

Mistakes

Unfortunately, deterioration in these qualitative factors is often hard to spot and the failure to do so can be costly. In evaluating any potential investment, we are watchful for such adverse changes. We also factor

_________________________

 On July 24, HCA announced its intention to be sold to a group of private equity firms. HCA may solicit superior proposals during the next 50 days.

 On May 7, Golden West Financial announced its sale to Wachovia, ending one of the great chapters in financial services. We are evaluating whether to hold or sell the Wachovia shares we will be receiving.

Not a part of Semi-Annual report to Fund Shareholders

into our analysis a host of uncertain risks resulting from changes in technology, regulation, litigation and global competition. After all, not many years ago, the business plans of broadcast, newspaper and pharmaceutical companies could have been written in stone. In past periods, the market was led by such blue-chip companies as Kodak, AT&T and General Motors. Companies like W.R. Grace and Johns Manville, both of which declared bankruptcy under a wave of asbestos litigation, were considered conservative holdings. As physicist Niels Bohr famously observed, “Predictions are difficult, especially when they are about the future.”

Despite looking out for such factors, we are bound to make mistakes. When we do so, we will report them to you. Although we will always be anxious to tell you about our successes, you are just as entitled to hear about our mistakes. Bearing in mind my comments about time horizon at the beginning of this report, it is too early to label any of the specific decisions we have made over the past six months as mistakes, yet. Given the nature of probabilities, it is a sure bet that some of these decisions will be clunkers.

In the meanwhile, it is worth noting that we do not define a mistake as an investment that trades at a price below our cost. Instead, we recognize a mistake when our ongoing research causes us to significantly lower our estimate of a business’s fair value. In some cases this reassessment results from events that could not have been reasonably predicted. At other times, this reassessment occurs because of something that we should have foreseen in our original analysis. We focus heavily on mistakes of this latter variety in hopes of constantly improving our research process. In fact, we hang the stock certificates of our biggest mistakes on the wall between my office and Ken’s with plaques on each specifying the lessons learned. While we know we will make mistakes in the future, we try mightily not to make the same ones.

One final word on the general nature of investment mistakes: While we are often asked about our mistakes of commission—that is, stocks we bought that we ought not to have bought—we also make mistakes of omission—that is, stocks that we ought to have bought but did not. The latter type of mistake, while often hidden from view, can be just as costly in terms of lost opportunity.

Concluding Thoughts

Although it can never be eliminated, the risk of uncertainty can be mitigated by looking for companies with relatively durable businesses, strong balance sheets, open-minded managements, products that are unlikely to become obsolete and global leadership—but only if we buy these companies when these characteristics are not fully reflected in the price we are paying.

This philosophy of weighing the business, the management and the price when considering an investment has been the center of our family’s investment approach for more than 50 years and will be central to the decisions we make on your behalf in managing Clipper Fund. As my grandfather Shelby Cullom Davis once said, “There is always something to worry about and a hundred reasons not to invest. But durable businesses purchased at sensible prices run by honorable people should generate satisfactory returns for patient long-term investors.”

Not a part of Semi-Annual report to Fund Shareholders

Before ending, I would like to thank my colleagues on the research team. Ken and I feel grateful to work with this team of talented, committed and decent individuals. Beyond this team, our entire staff, from those answering the phones to those preparing your financial reports, never forgets the responsibility with which you have entrusted us. We will do our best to earn this trust in the years ahead.

Sincerely,

Christopher C. Davis	Kenneth Charles Feinberg
President & Portfolio Manager	Portfolio Manager

August 4, 2006

Not a part of Semi-Annual report to Fund Shareholders

Management’s Discussion and Analysis

Market Environment

During the six-month period ended June 30, 2006, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 2.71%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased 2.5% in the second quarter after increasing 5.6% in the first quarter. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4% and ended the second quarter at about 5.1%.

Clipper Fund

Performance Overview

Clipper Fund returned 1.33% for the six-month period ended June 30, 20062, compared to its benchmark, the Standard & Poor’s 500® Index1, which returned 2.71%.

Consumer staple companies were the most important contributors3 to the Fund’s performance over the six-month period. The Fund holds a significant investment in these companies and this sector out-performed the Index. Costco Wholesale4 and Wal-Mart were among the top contributors to performance. Procter & Gamble was among the top detractors from performance.

Banking companies and diversified financial companies made important contributions to performance. Golden West Financial, a banking company, and two diversified financial companies, Ameriprise Financial and American Express were among the top contributors to performance.

Insurance companies were the most important detractors from the Fund’s performance over the six-month period. The Fund holds a significant investment in insurance companies and this sector under-performed the Index. American International Group and Marsh & McLennan were among the top detractors from performance. The Fund no longer owns Marsh & McLennan.

Information technology companies and telecommunication service companies also detracted from performance. Microsoft, an information technology company, and two telecommunication service companies, Sprint Nextel and Embarq, were among the top detractors from performance. The Fund no longer owns Embarq.

The Fund’s health care companies and consumer discretionary companies turned in a mixed performance. One health care company, Pfizer, and two consumer discretionary companies, News Corp., and Harley Davidson were among the top contributors to performance. Two health care companies, HCA and Tenet Healthcare, and one consumer discretionary company, Time Warner, were among the top detractors from performance. The Fund no longer owns Pfizer, Tenet, and Time Warner.

ConocoPhillips, an energy company, also made an important contribution to performance.

On April 25, 2006, the Fund paid out a special distribution of $4.50 per share reflecting the capital gains realized during the period.

______________________________

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Management’s Discussion and Analysis - (Continued)

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Clipper Fund are: (1) market risk, (2) company risk, (3) non-diversification risk, (4) non-equity risk, (5) fixed income risk, (6) industry risk (7) foreign country risk, and (8) headline risk. See the prospectus for a full description of each risk.

1       The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

2          Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 2006.

				Fund
	1-Year	5-Year	10-Year	Inception
				(02/29/84)
Clipper Fund	3.04%	5.03%	11.62%	14.46%
Standard & Poor’s 500® Index	8.63%	2.49%	8.31%	12.65%

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Clipper Fund Shareholder Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund from inception through December 31, 2005.

3          A company’s or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and it’s weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4       This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists the Fund’s holdings of each company discussed.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including possible loss of the principle amount invested.

Fund Overview

June 30, 2006

(Unaudited)

Portfolio Makeup		Sector Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock	99.9%	Diversified Financials	19.4%	9.9%
Other Assets & Liabilities	0.1%	Food & Staples Retailing	15.2%	2.4%
	100.0%	Insurance	12.1%	4.7%
		Capital Goods	9.3%	8.9%
		Food, Beverage & Tobacco	8.7%	4.8%
		Energy	8.5%	10.2%
		Household & Personal Products	5.1%	2.4%
		Automobiles & Components	4.9%	0.6%
		Banks	4.6%	5.9%
		Technology	3.9%	14.9%
		Health Care	3.8%	12.3%
		Telecommunication Services	2.3%	3.3%
		Media	2.2%	3.4%
		Other	–	16.3%
			100.0%	100.0%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
Tyco International Ltd.	Capital Goods	9.32%
ConocoPhillips	Energy	8.52%
American International Group, Inc.	Multi-Line Insurance	8.22%
American Express Co.	Consumer Finance	8.12%
CostcoWholesale Corp.	Food & Staples Retailing	8.03%
Wal-Mart Stores, Inc.	Food & Staples Retailing	7.13%
Altria Group, Inc.	Food, Beverage & Tobacco	5.97%
Procter & Gamble Co.	Household & Personal Products	5.05%
Harley-Davidson, Inc.	Automobiles & Components	4.86%
Golden West Financial Corp.	Thrift & Mortgage Finance	4.55%

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/06 to 06/30/06. Please note that the Expense Example is general and does not reflect certain account specific costs, which may increase your total costs of investing in the fund. If these account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/06)	(06/30/06)	(01/01/06-06/30/06)

Actual	$1,000.00	$1,013.30	$3.15
Hypothetical	$1,000.00	$1,021.67	$3.16

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized expense ratio (0.63%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Schedule of Investments

June 30, 2006

(Unaudited)

		Value
Shares	Security	(Note 1)
COMMON STOCK – (99.92%)

AUTOMOBILES & COMPONENTS – (4.86%)
2,867,000	Harley-Davidson, Inc.	$157,369,630
CAPITAL GOODS – (9.32%)
10,985,000	Tyco International Ltd.	302,087,500
CAPITAL MARKETS – (7.97%)
3,267,640	Ameriprise Financial, Inc.	145,965,479
1,614,000	Merrill Lynch & Co., Inc.	112,269,840
		258,235,319
CONSUMER FINANCE – (8.12%)
4,947,500	American Express Co.	263,305,950
DIVERSIFIED FINANCIAL SERVICES – (3.29%)
2,541,600	JPMorgan Chase & Co.	106,747,200
ENERGY – (8.52%)
4,211,500	ConocoPhillips	275,979,595
FOOD & STAPLES RETAILING – (15.16%)
4,554,100	Costco Wholesale Corp.	260,312,356
4,797,900	Wal-Mart Stores, Inc.	231,114,843
		491,427,199
FOOD, BEVERAGE & TOBACCO – (8.73%)
2,636,400	Altria Group, Inc.	193,590,852
2,080,200	Coca-Cola Co.	89,490,204
		283,081,056
HEALTH CARE EQUIPMENT & SERVICES – (2.14%)
1,609,600	HCA, Inc.	69,454,240
HOUSEHOLD & PERSONAL PRODUCTS – (5.05%)
2,945,500	Procter & Gamble Co.	163,769,800
MOVIES & ENTERTAINMENT – (2.22%)
3,754,000	News Corp., Class A	72,001,720
MULTI-LINE INSURANCE – (8.22%)
4,508,600	American International Group, Inc.	266,232,830
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – (1.67%)
901,500	Johnson & Johnson	54,017,880
PROPERTY & CASUALTY INSURANCE – (3.89%)
1,375	Berkshire Hathaway Inc., Class A*	126,031,125
SOFTWARE & SERVICES – (3.95%)
5,489,400	Microsoft Corp.	127,903,020
TELECOMMUNICATION SERVICES – (2.26%)
3,657,000	Sprint Nextel Corp.	73,103,430

Schedule of Investments - (Continued)

June 30, 2006

(Unaudited)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

THRIFT & MORTGAGE FINANCE – (4.55%)
1,985,500	Golden West Financial Corp.	$147,324,100

	Total Common Stock – (identified cost $2,803,344,225)	3,238,071,594

Total Investments – (99.92%) – (identified cost $2,803,344,225) – (a)	3,238,071,594
Other Assets Less Liabilities– (0.08%)	2,653,580
Total Net Assets	$3,240,725,174

* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $2,805,357,989. At June 30, 2006, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

Unrealized appreciation	$503,396,409
Unrealized depreciation	(70,682,804)
Net unrealized appreciation	$432,713,605

See Notes to Financial Statements

Statement of Assets & Liabilities

June 30, 2006

(Unaudited)

Assets:
Investments in securities, at value (see accompanying Schedule of
Investments) (identified cost $2,803,344,225)	$3,238,071,594
Receivables:
Capital stock sold	3,769,674
Dividends and interest	3,852,482
Investment securities sold	15,761,297
Prepaid expenses	21,900
Total assets	3,261,476,947

Liabilities:
Cash overdraft	7,620,828
Payables:
Capital stock redeemed	10,839,600
Accrued expenses	921,988
Accrued management fees	1,369,357
Total liabilities	20,751,773

Net Assets	$3,240,725,174

Shares Outstanding (Note 4)	38,182,067

Net Asset Value, offering, and redemption price per share
(Net Assets ÷ Shares Outstanding)	$84.88

Net Assets Consist Of:
Paid-in capital	2,706,733,021
Undistributed net investment income	22,914,308
Accumulated net realized gains from investments	76,350,476
Net unrealized appreciation on investments	434,727,369
Net Assets	$3,240,725,174

See Notes to Financial Statements

Statement of Operations

Six months ended June 30, 2006

(Unaudited)

Investment Income:
Income:
Dividends		$25,872,653
Interest		6,865,403
Total income		32,738,056

Expenses:
Management fees (Note 2)	$9,953,902
Custodian fees	148,714
Transfer agent fees	1,679,581
Audit fees	25,320
Legal fees	33,680
Reports to shareholders	202,398
Directors’ fees and expenses	51,091
Registration and filing fees	88,905
Insurance fees	55,013
Miscellaneous	7,287
Total expenses		12,245,891
Expenses paid indirectly (Note 5)		(5,339)
Waiver of expenses by adviser (Note 2)		(1,219,442)
Net expenses		11,021,110
Net investment income		21,716,946

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		266,205,133
Net decrease in unrealized appreciation		(239,135,438)
Net realized and unrealized gain on investments		27,069,695

Net increase in net assets resulting from operations		$48,786,641

See Notes to Financial Statements

Statements of Changes in Net Assets

	Six months ended June 30, 2006 (Unaudited)	Year ended December 31, 2005
Operations:
Net investment income	$21,716,946	$60,446,926
Net realized gain (loss) from investments	266,205,133	(18,753,855)
Net decrease in unrealized appreciation of investments	(239,135,438)	(117,414,551)
Net increase (decrease) in net assets resulting
from operations	48,786,641	(75,721,480)

Dividends and Distributions to Shareholders From:
Net investment income	–	(59,960,210)
Net realized gain on investments	(171,100,802)	–

Capital Stock Transactions (Note 4):	(642,909,655)	(3,066,499,592)

Total decrease in net assets	(765,223,816)	(3,202,181,282)

Net Assets:
Beginning of period	4,005,948,990	7,208,130,272

End of period*	$3,240,725,174	$4,005,948,990

* Includes undistributed net investment income of	$22,914,308	$1,197,362

See Notes to Financial Statements

Notes to Financial Statements

June 30, 2006

(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. From the Fund’s inception through December 31, 2005, Pacific Financial Research, Inc. (“PFR”) served as investment adviser to the Fund. Effective January 1, 2006, Davis Selected Advisers, L.P. (the “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. VALUATION OF SECURITIES - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements, until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C.    CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Notes to Financial Statements – (Continued)

June 30, 2006

(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D.    FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

E.     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or Excise Tax is required. At June 30, 2006, the Fund had available for Federal Income Tax purposes unused capital loss carryforwards of $7,973,219, which expire in 2013.

F.     USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G.    INDEMNIFICATION - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

H.    SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Notes to Financial Statements – (Continued)

June 30, 2006

(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

I.      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

J.     CHANGE IN INDEPENDENT ACCOUNTANTS - On March 23, 2006, PricewaterhouseCoopers, LLP (“PWC”) resigned as the Fund’s independent auditors for the fiscal year ended December 31, 2006. PWC’s audit reports for the Fund’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended December 31, 2005 and December 31, 2004, (i) there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 23, 2006 the Audit Committee and the Board of Directors appointed KPMG LLP (“KPMG”) as the Fund’s independent auditors for the fiscal year ended December 31, 2006. During the Fund’s fiscal years ended December 31, 2005 and December 31, 2004 neither the Fund nor anyone on its behalf consulted KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as defined in paragraph (a)(1)(v) of said Item 304).

NOTE 2 — INVESTMENT ADVISORY FEES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.65% of the average net assets for the first $500 million, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion, 0.50% of the average net assets on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. For calendar year 2006, the Adviser has agreed to voluntarily waive all management fees in excess of 0.50%. The reduction in advisory fee amounted to $1,219,442 for the six months ended June 30, 2006.

Notes to Financial Statements – (Continued)

June 30, 2006

(Unaudited)

NOTE 2 — INVESTMENT ADVISORY FEES - (Continued)

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 2006, amounted to $26,350. State Street Bank & Trust Co. (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2006 were $1,982,311,344 and $2,020,899,621, respectively.

NOTE 4 - CAPITAL STOCK

At June 30, 2006, there were 200,000,000 shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2006	Year ended December 31,
	(Unaudited)	2005
Shares sold	3,557,908	7,946,828
Shares issued in reinvestment of distributions	1,925,106	640,504
	5,483,014	8,587,332
Shares redeemed	(12,731,763)	(43,530,804)
Net decrease	(7,248,749)	(34,943,472)

Proceeds from shares sold	$310,428,773	$697,574,659
Proceeds from shares issued in reinvestment of distributions	164,327,136	56,960,033
	474,755,909	754,534,692
Cost of shares redeemed	(1,117,665,564)	(3,821,034,284)
Net decrease	$(642,909,655)	$(3,066,499,592)

NOTE 5 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, the Fund’s custodian fee is reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $5,339 during the six months ended June 30, 2006.

Notes to Financial Statements – (Continued)

June 30, 2006

(Unaudited)

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders was held on April 21, 2006. The number of votes necessary to conduct the meeting and approve proposals #1 and #2 was obtained. The number of votes necessary to approve Proposal #3 was not obtained. The results of the votes of shareholders are listed below by proposal.

	For	Against
PROPOSAL 1
Election of Directors

Norman B. Williamson	24,598,378	626,081
F. Otis Booth, Jr.	24,613,743	610,716
Lawrence P. McNamee	24,613,241	611,218
Larry Harris	24,617,917	606,542
Steven Kearsley	24,616,060	608,399

	For	Against	Abstained
PROPOSAL 2
To approve the investment advisory and sub-advisory contract between Clipper Fund, Inc. and
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.,

	17,023,875	396,002	460,849

PROPOSAL 3
To approve the proposed Agreement and Plan of Reorganization and Termination of Clipper
Fund, Inc. (rejected). To be approved, greater than 50% of the outstanding shares (42,568,456)
must vote in favor.

	16,857,385	492,862	530,472

Financial Highlights

Financial Highlights for a share of capital stock outstanding throughout each period:

	Six months
	ended
	June 30, 2006	Year ended December 31,
	(Unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of
Period	$88.18	$89.68	$87.97	$75.73	$83.53	$79.25

Income (Loss) From Investment
Operations:
Net Investment Income	0.57	1.31	0.58	0.72	1.05	1.08
Net Realized and Unrealized
Gains (Losses)	0.63	(1.52)	4.51	13.87	(5.65)	7.03
Total From Investment
Operations	1.20	(0.21)	5.09	14.59	(4.60)	8.11

Dividends and Distributions:
Dividends from Net
Investment Income	–	(1.29)	(0.57)	(0.73)	(1.05)	(1.08)
Distributions from
Realized Gains	(4.50)	–	(2.81)	(1.62)	(2.15)	(2.75)
Total Dividends and
Distributions	(4.50)	(1.29)	(3.38)	(2.35)	(3.20)	(3.83)

Net Asset Value, End of Period	$84.88	$88.18	$89.68	$87.97	$75.73	$83.53

Total Return[1]	1.33%	(0.24)%	5.87%	19.35%	(5.50)%	10.26%

Ratios/Supplemental Data:
Net Assets, End of Period
(000,000 omitted)	$3,241	$4,006	$7,208	$6,963	$5,002	$2,685
Ratio of Expenses to Average
Net Assets:
Gross of expense reduction	0.70%*	1.12%	1.12%	1.13%	1.12%	1.12%
Net of expense reduction[3]	0.63%*	1.11%	1.12%	1.12%	1.07%	1.08%
Ratio of Net Investment Income
to Average Net Assets	1.24%*	0.97%	0.65%	0.98%	1.60%	1.72%
Portfolio Turnover Rate[2]	61%	13%	16%	25%	48%	23%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one year.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3    Reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements or waivers from the Adviser.

*    Annualized

See Notes to Financial Statements

Fund Information

(Unaudited)

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N–Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

F. Otis Booth, Jr. (09/28/1923)	Director	Indefinite and since 1984	Private investor	2	Clipper Funds Trust

Lawrence E. Harris (09/16/1956)	Director	Indefinite and since April 2006	Professor of Finance & Business Economics, Marshall School of Business, University of Southern California, Los Angeles, CA	2	Clipper Funds Trust

Steven N. Kearsley (09/29/1941)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	2	Clipper Funds Trust

Lawrence P. McNamee (09/12/1934)	Director	Indefinite and since 1984	Retired educator	2	Clipper Funds Trust

Norman B. Williamson (05/18/1932)	Director/ Chairman	Indefinite and since 1984	Private investor	2	Clipper Funds Trust

Directors	Officers
F. Otis Booth, Jr.	Norman B. Williamson
Lawrence E. Harris	Chairman
Steven N. Kearsley	Christopher C. Davis
Lawrence P. McNamee	President
Norman B. Williamson	Kenneth C. Eich
Executive Vice President & Principal Executive Officer
Sharra L. Reed
Vice President & Chief Compliance Officer
Douglas A. Haines
Vice President & Principal Accounting Officer
Thomas D. Tays
Vice President & Secretary

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that the Fund does not have an audit committee financial expert serving on the Fund's Audit Committee. The Board concluded that none of the independent Directors qualified based on their understanding of the legal requirements for classification of an "audit committee financial expert." However, the Board concluded that the members of the Audit Committee had sufficient business and financial experience to understand the Fund's accounting and auditing issues, which it believes to be relatively straightforward.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 28, 2006

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: August 28, 2006